Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement       [_] Confidential, for Use of the Commission Only
[X] Definitive Proxy Statement               (as permitted by Rule 14a-6(e)(2))
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   Harleysville Savings Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          ----------------------------------------------------------------------

     (2)  Form, schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing party:

          ----------------------------------------------------------------------

     (4)  Date filed:

          ----------------------------------------------------------------------

             [Harleysville Savings Financial Corporation Letterhead]







                                                               December 19, 2006



Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Harleysville Savings Financial Corporation, the holding company for Harleysville Savings Bank. The meeting will be held at the Indian Valley Country Club, located at 650 Bergey Road, Telford, Pennsylvania 18969, on Wednesday, January 24, 2007 at 9:30 a.m., local time. The matters to be considered by stockholders at the annual meeting are described in the accompanying materials.

         It is very important that your shares be voted at the annual meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your  continued  support  of  and  interest  in  Harleysville   Savings
Financial Corporation is sincerely appreciated.

                                   Sincerely,

                                   /s/ Edward J. Molnar

                                   Edward J. Molnar
                                   Chairman and Chief Executive Officer

                   HARLEYSVILLE SAVINGS FINANCIAL CORPORATION
                                 271 Main Street
                        Harleysville, Pennsylvania 19438
                                 (215) 256-8828
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 24, 2007

                              --------------------


         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Harleysville Savings Financial Corporation (the "Company") will be held at the Indian Valley Country Club, located at 650 Bergey Road, Telford, Pennsylvania 18969, on Wednesday, January 24, 2007 at 9:30 a. m., local time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

         (1) To elect three (3) directors for a three-year term and in each case until their successors are elected and qualified; and

         (2) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The board of directors has fixed December 8, 2006 as the voting record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the annual meeting or at any such adjournment.

                                      By Order of the Board of Directors

                                      /s/ Marian Bickerstaff

                                      Marian Bickerstaff
                                      Senior Vice President and Secretary

Harleysville, Pennsylvania
December 19, 2006


--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                   HARLEYSVILLE SAVINGS FINANCIAL CORPORATION
                               -------------------

                                 PROXY STATEMENT
                               -------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 24, 2007

General

         This Proxy Statement is furnished to holders of common stock, $.01 par value per share, of Harleysville Savings Financial Corporation (the "Company"), the bank holding company for Harleysville Savings Bank (the "Bank"). Proxies are being solicited on behalf of the board of directors of the Company to be used at the annual meeting of stockholders to be held at the Indian Valley Country Club, located at 650 Bergey Road, Telford, Pennsylvania 18969, on Wednesday, January 24, 2007 at 9:30 a.m., local time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This proxy statement is first being mailed to stockholders on or about December 19, 2006.

Voting Rights

         Only stockholders of record at the close of business on December 8, 2006 will be entitled to notice of and to vote at the annual meeting. At such date, there were 3,859,958 shares of common stock issued and outstanding and the Company had no other class of equity securities outstanding.

         Each share of common stock is entitled to one vote at the annual meeting on all matters properly presented at the meeting. The presence in person or by proxy of at least a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Directors are elected by a plurality of the votes cast with a quorum present.

         Under rules applicable to broker-dealers, the election of directors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their client if such clients have not furnished voting instructions and, thus, there will not be broker "non-votes" at the meeting. Abstentions will be counted for purposes of determining the presence of a quorum at the annual meeting. However, because of the required vote, abstentions will have no effect on the voting for the election of directors.

Proxies

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted (i) FOR the nominees for director described herein; and (ii) upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the secretary of the Company written notice thereof (Marian Bickerstaff, Senior Vice President and Secretary, Harleysville Savings Financial Corporation, 271 Main Street, Harleysville, Pennsylvania 19438); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the annual meeting and giving the secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment thereof and will not be used for any other meeting.

          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                   WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

         The articles of incorporation of the Company provide that the board of directors of the Company shall be divided into three classes which are as equal in number as possible, and that the members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually and stockholders are not permitted to cumulate their votes for the election of directors. No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the board of directors. At this time, the board of directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

         The following tables present information concerning the nominees for director and each director whose term continues, including his or her tenure as a director of the Company.

          Nominees for Director for a Three-Year Term Expiring in 2010

         Name                            Principal Occupation During               Director
                         Age                 the Past Five Years                   Since(1)
--------------------------------------------------------------------------------------------
Sanford L. Alderfer      54     Mr.   Alderfer  is   President   of  Alderfer        2001
                                Auction   Company,   located   in   Hatfield,
                                Pennsylvania.

Mark R. Cummins          50     Mr.  Cummins  is  Executive  Vice  President,
                                Chief  Investment  Officer and  Treasurer  of        1995
                                Harleysville  Insurance  Companies located in
                                Harleysville, Pennsylvania.

Ronald B. Geib           52     Mr.  Geib has  served  as the  President  and        2001
                                Chief  Operating  Officer of the  Company and
                                the  Bank  since  November  2002.   Upon  Mr.
                                Molnar's   retirement   as  Chief   Executive
                                Officer,  Mr.  Geib will  serve as  President
                                and Chief  Executive  Officer of the  Company
                                and the  Bank  effective  January  24,  2007.
                                Mr. Geib  previously  served as the Company's
                                Executive Vice President and Chief  Operating
                                Officer  from  1999 to  November  2002 and as
                                the  Bank's   Executive  Vice  President  and
                                Chief  Operating  Officer from September 1999
                                to  November  2002.  Mr.  Geib  served as the
                                Bank's Senior Vice President,  Treasurer, and
                                Chief  Financial  Officer  from 1980 to 1999.
                                Mr. Geib joined the Bank in 1976.

    The Board of Directors Recommends a Vote FOR Election of the Nominees for Director.

       Members of the Board of Directors Continuing in Office


                    Directors With Terms Expiring in 2008

            Name                                   Principal Occupation During                Director
                                  Age                  the Past Five Years                    Since(1)
------------------------------------------------------------------------------------------------------------
Philip A. Clemens                 57      Mr.  Clemens is Chairman and Chief  Executive         1987
                                          Officer of the Clemens Family Corporation,  a
                                          meat processing  company located in Hatfield,
                                          Pennsylvania.

Edward J. Molnar                  66      Mr.   Molnar  has  served  as  the  Company's         1968
                                          Chairman and Chief  Executive  Officer  since
                                          February  2000 and  President  from  February
                                          2000  until  November  2002.  Mr.  Molnar has
                                          also  served as the  Bank's  Chief  Executive
                                          Officer  since 1967 and the Bank's  President
                                          from  1976  to  November   2002.  Mr.  Molnar
                                          joined  the Bank in  1967.  Mr.  Molnar  will
                                          retire as Chief Executive  Officer on January
                                          24,  2007  and  will  continue  to  serve  as
                                          Chairman of the Board.

Charlotte A. Hunsberger           38      Ms.  Hunsberger  is a partner in the law firm         2005
                                          of  Bricker,   Landis  &   Hunsberger,   LLP,
                                          located in Souderton, Pennsylvania.

                    Directors With Terms Expiring in 2009


                                                    Principal Occupation During                Director
                                  Age                   the Past Five Years                    Since(1)
------------------------------------------------------------------------------------------------------------
David J. Friesen                   63      Mr. Friesen is a certified  public accountant        1987
                                           and serves as the Vice President of  Finance
                                           for Trefoil Properties,  located in Lansdale,
                                           Pennsylvania    since   January   2006   and
                                           previously served as Director of Development
                                           at Penn View  Christian  School  located in
                                           Souderton, Pennsylvania.

George W. Meschter                 54      Mr.  Meschter  is  the President of Meschter         1981
                                           Insurance  Group, an insurance agency located
                                           in Collegeville, Pennsylvania.

James L. Rittenhouse               45      Mr.  Rittenhouse   is   a  certified  public         2005
                                           accountant and  a shareholder  in  the  firm
                                           Detweiler,   Hershey & Associates, P.C.,
                                           located in Souderton, Pennsylvania

---------------
         (1) Includes service as a director of the Bank.

Stockholder Nominations

         Article III, Section 3.12 of the Company's bylaws governs nominations for election to the board and requires all such nominations, other than those made by the board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the mailing of proxy materials by the Company for the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.

         Each written notice of a stockholder nomination shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. The Company did not receive any nominations from stockholders for the annual meeting.

The Board of Directors and Its Committees

         Regular meetings of the board of directors of the Company and the Bank are typically held on a monthly basis and special meetings of the board of directors are held from time-to-time as needed. There were 12 meetings of the board of directors of the Company held during fiscal 2006. No director attended fewer than 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings of committees of the board on which the director served during the year.

         The  board  of  directors  of  the  Company  has  established   various
committees, including Audit, Compensation and Human Resources and Corporate Governance and Nominating Committees.

        The Compensation and Human Resources Committee, which met three times during fiscal 2006, reviews the Company's compensation programs and recommends salary and benefits for the Company's employees. The members of the committee are currently Messrs. Alderfer, Clemens and Meschter. The Compensation and Human Resources Committee operates pursuant to a written charter.

         The Corporate Governance and Nominating Committee, which met one time during fiscal 2006 with respect to nominations for directors for the annual meeting, advises the board of directors with respect to nominations of directors and recommends candidates to the board of directors as nominees for election, reviews existing corporate governance documents and establishes corporate governance principles for the Company, reviews nominations for director submitted by stockholders pursuant to the Company's bylaws and identifies and recommends to the board the selection of qualified individuals to serve as officers of the Company. The members of the Corporate Governance and Nominating Committee are Messrs. Friesen, Meschter and Rittenhouse. Each of these persons is independent within the meaning of the rules of the Nasdaq Stock Market. The Corporate Governance and Nominating Committee operates pursuant to a written charter.

         The Corporate Governance and Nominating Committee considers candidates for director suggested by its members and other directors, as well as management and stockholders. The Corporate Governance and Nominating Committee also may solicit prospective nominees identified by it. A stockholder who desires to recommend a prospective nominee for the board should submit in writing the name and qualifications, including place of principal residence and place of employment, of such persons to the Corporate Governance and Nominating Committee no later than July 31st of any year. Submissions shall be made sent to the Corporate Governance and Nominating Committee,

Harleysville Savings Financial Corporation, Corporate Secretary, 271 Main Street, Harleysville, Pennsylvania 19438. The Corporate Governance and Nominating Committee also considers whether to nominate any person nominated pursuant to the provision of the Company's articles of incorporation relating to stockholder nominations, which is described above under "- Stockholder Nominations." The Corporate Governance and Nominating Committee has the authority and ability to retain a search firm to identify or evaluate potential nominees if it so desires.

         The charter of the Corporate Governance and Nominating Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the board of directors.

The charter of the Corporate Governance and Nominating Committee also provides that a director should have:

         o a solid understanding of general management best practices and their application;

         o        a history of making good business decisions;

         o the ability to read a balance sheet, income statement, cash flow statement and understand the use of financial ratios and other indicators for evaluating Company performance;

         o the ability and the time to perform during periods of both short-term and prolonged crises;

         o an understanding of what it takes to attract, motivate and energize a high-performance leadership team;

         o an understanding of the importance of the strategic planning process in creating a competitive advantage through strategy;

         o a good reputation for high ethical standards and integrity in their personal and professional dealings;

         o mature confidence and value board and team performance over individual performance; respects others, is open to the opinions of others, has good listening skills, is confident enough to ask tough questions, and can communicate persuasively;

         o a history of high performance standards as reflected in the person's history of achievements;

         o        high  intelligence,  exhibit  wisdom and will be  expected  to
                  exercise    prudence    and   care   in   carrying   out   the
                  responsibilities of the position; and

         o        no existing or potential conflict of interest situation.

In addition, a director must be:

         o a citizen of the United States of America and shall have his or her primary residence and place of employment within the Bank's market area;

         o        a  person  who  has  a  reputation   for  being  trusted  with
                  confidential information; and

         o a person who will faithfully attend board meetings, committee meetings and the annual meeting of the shareholders and takes the time to prepare for meaningful discussion.

         Once the Corporate Governance and Nominating Committee has identified a prospective nominee, the committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the committee with the recommendation of the prospective candidate, as well as the committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.

         The Audit Committee reviews the records and affairs of the Company to determine its financial condition, reviews with management and the Company's independent registered public accounting firm the systems of internal control, monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles, and performs such other duties deemed appropriate by the board of directors. The Audit Committee met seven times in fiscal 2006. Messrs. Cummins and Rittenhouse and Ms. Hunsberger served on the Audit Committee in fiscal 2006. The members the Audit Committee are independent as defined in the listing standards of the Nasdaq Stock Market.

         The  board  of  directors  has  determined  that  Messrs.  Cummins  and
Rittenhouse, members of the Audit Committee, meet the requirements recently adopted by the Securities and Exchange Commission for qualification as an audit committee financial expert. An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and
(v) an understanding of audit committee functions.

         The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the Audit Committee and the board of directors in the absence of such identification. Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the Securities and Exchange Commission does not affect the duties, obligations or liability of any other member of the Audit Committee or the board of directors. Finally, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for purposes of Section 11 of the Securities Act of 1933.

Relationship with Independent Registered Public Accounting Firm

         The consolidated financial statements of the Company included in the accompanying annual report to stockholders for the fiscal year ended September 30, 2006 were audited by Deloitte & Touche LLP, an independent registered public accounting firm. Representatives from Deloitte & Touche LLP will be present at the annual meeting and will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

         The following table sets forth the aggregate fees paid by us to Deloitte & Touche LLP for professional services rendered by Deloitte & Touche LLP in connection with the audit of the Company's consolidated financial statements for fiscal 2006 and 2005, as well as the fees paid by us to Deloitte & Touche LLP for audit-related services, tax services and all other services rendered by Deloitte & Touche LLP to us during fiscal 2006 and 2005.

                                                Fiscal Year Ended September 30,
                                                -------------------------------
                                                    2006                2005
                                                  --------            --------
Audit fees (1) ...............................    $173,600            $165,000
Audit-related fees  ..........................          --               2,400
Tax fees (2) .................................          --                  --
All other fees ...............................          --                  --
                                                  --------            --------
    Total ....................................    $173,600            $167,400
                                                  ========            ========
----------------
(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements, reporting on management's assertion regarding the effectiveness of internal controls in accordance with FDICIA when required, the review of the interim financial statements included in our quarterly reports filed with the SEC and the issuance of consents and assistance with, and review of, documents filed with the SEC.
(2) Tax fees consist of fees incurred in connection with tax planning, tax compliance and tax consulting services.

         The Audit Committee selects the Company's independent registered public accounting firm and pre-approves all audit services to be provided by the independent registered public accounting firm to the Company. The Audit Committee also reviews and pre-approves all audit-related, tax and all other services rendered by our independent registered public accounting firm in accordance with the audit committee's charter and policy on pre-approval of audit-related, tax and other services. In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. Pursuant to its policy, the Audit Committee pre-approves certain audit-related services and certain tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary. The pre-approval requirements do not apply to certain services if: (i) the aggregate amount of such services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent registered public accounting firm during the year in which the services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be other services; and (iii) such services are promptly brought to the attention of the committee and approved by the committee or by one or more members of the committee to whom authority to grant such approvals has been delegated by the committee prior to the completion of the audit. The committee may delegate to one or more designated members of the committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated to pre-approve an activity shall be presented to the full committee at its next scheduled meeting.

         During the year ended September 30, 2006, each new engagement of Deloitte & Touche LLP was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC's rules for auditor independence.

Report of the Audit Committee

         The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees". The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, and has discussed with the independent registered public accounting firm, the independent registered public accounting firm's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2006 for filing with the Securities and Exchange Commission.

                                                    Mark R. Cummins
                                                    James L. Rittenhouse
                                                    Charlotte A. Hunsberger

                    Executive Officers Who Are Not Directors

         The following table sets forth certain information with respect to the executive officers of the Company and the Bank who are not directors or nominees.


                                                       Position(s) with the Company and Principal Occupation
                                        Age                          During the Past Five Years
-------------------------------   ----------------   ---------------------------------------------------------
Marian Bickerstaff                      56           Mrs.  Bickerstaff  has served as the Company's  Secretary
                                                     since January 2001,  the Company's  Senior Vice President
                                                     since  February  2000,  the Bank's Senior Vice  President
                                                     since  September  1999 and as the  Bank's  Chief  Lending
                                                     Officer since 1985.  Mrs.  Bickerstaff was Vice President
                                                     of the Bank from 1985 to 1999.  Mrs.  Bickerstaff  joined
                                                     the  Bank  in  1975.  Effective  January  1,  2007,  Mrs.
                                                     Bickerstaff  will  serve as the  Bank's  Vice  President,
                                                     Director of Marketing, a non-executive officer position.

Brendan J. McGill                       38           Mr.  McGill  has  served  as the  Company's  Senior  Vice
                                                     President,  Treasurer and Chief  Financial  Officer since
                                                     February  2000 and joined the Bank in  September  1999 as
                                                     Senior  Vice  President,   Chief  Financial  Officer  and
                                                     Treasurer.  Prior thereto, Mr. McGill was an auditor with
                                                     the   accounting   firm  of   Deloitte   &  Touche   LLP,
                                                     specializing in financial institutions.

Adrian D. Gordon                        35           Mr.  Gordon  has  served as Senior  Vice  President/Chief
                                                     Information  Officer  for the  Company and the Bank since
                                                     January  2006.   Mr.  Gordon  joined  the  Bank  in  1995
                                                     serving  as  Loan  Servicing   Manager/Data   Information
                                                     Coordinator  until 1997, as Information  Systems  Manager
                                                     from 1997 until 1999, as Assistant  Vice  President  from
                                                     1999  until  2000 and as Vice  President  from 2000 until
                                                     January 2006.

Sheri Strouse                           43           Ms.  Stouse  has served as Senior  Vice  President/Branch
                                                     Administrator  for the Company and the Bank since January
                                                     2006.  Ms.  Strouse  previously  served as Vice President
                                                     of the Bank from 2001 until January 2006,  Assistant Vice
                                                     President  from 1999 until  2001 and as a branch  manager
                                                     from November 1997 until 1999.

Stephen J. Kopenhaver                   44           Mr.    Kopenhaver    has    served   as    Senior    Vice
                                                     President/Commercial  Services  for the  Company  and the
                                                     Bank since January 2006.  Mr.  Kopenhaver has 21 years of
                                                     commercial banking experience.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq Stock Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the common stock. Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended September 30, 2006, all Section
16(a) filing requirements applicable to its executive officers and directors were met.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of the common stock as of the record date, and certain other information with respect to (i) the only persons or entities, including any "group" as that term is used in
Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding common stock on the record date, (ii) each director and nominee for director of the Company, (iii) certain named executive officers of the Company, and (iv) all directors, nominees for director and executive officers of the Company as a group.

                                         Amount and Nature
         Name of Beneficial                of Beneficial
         Owner or Number of               Ownership as of           Percent of
          Persons in Group             December 8, 2006(1)(2)      Common Stock
          -----------------            ----------------------      ------------

Harleysville Savings Financial                276,072(3)                7.2%
  Corporation Employee Stock
  Ownership Pension Plan
  271 Main Street
  Harleysville, Pennsylvania 19438

First Manhattan Company                       264,500 (4)                6.9
  437 Madison Avenue
  New York, New York 10022

Directors:
  Sanford L. Alderfer                          10,021 (5)(6)               *
  Philip A. Clemens                            40,800 (6)(7)             1.1
  Mark R. Cummins                             128,331 (8)                3.3
  David J. Friesen                             50,421 (9)                1.3
  Ronald B. Geib                              110,344 (10)               2.8
  Charlotte A. Hunsberger                       1,450 (11)                 *
  George W. Meschter                           54,393 (6)(12)            1.4
  Edward J. Molnar                            145,275 (13)               3.8
  James L. Rittenhouse                          2,706 (14)                 *

Named Executive Officers:
  Marian Bickerstaff                          123,337 (15)               3.2
  Brendan J. McGill                            33,457 (16)                 *

All directors and executive                   724,840 (17)              18.3
  officers as a group (14 persons)

----------------------------
*Less than 1% of the outstanding common stock.

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options. Shares of common stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

(3) Includes 276,072 shares held in the Company's Employee Stock Ownership Pension Plan ("ESOP") for the account of employees who may direct the voting of such shares.

(4) Pursuant to filings under the Exchange Act, includes 245,521 shares which First Manhattan Company has sole voting and dispositive power and 6,666 shares which it has shared dispositive and voting power.

(5) Includes 2,658 shares held jointly with Mr. Alderfer's wife, and 4,666 shares held in the Sanford Alderfer Auction Company, Inc. Profit Sharing Plan, which Mr. Alderfer is a trustee. Also includes 2,083 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(6)      Does not  include  the  shares  held in the  ESOP as to  which  Messrs.
         Alderfer,   Clemens  and  Meschter   serve  as  trustees  and  disclaim
         beneficial ownership.

(7) Includes 1,609 shares held by Mr. Clemens' wife and 9,554 shares held by Mr. Clemens' daughters.

(8) Includes 3,333 shares held jointly with Mr. Cummins' wife and 123,748 shares owned by the Harleysville Insurance Companies of which Mr. Cummins is the Executive Vice President, Chief Investment Officer and Treasurer, and as such, Mr. Cummins has the power to direct the voting and disposition of these shares. Mr. Cummins disclaims beneficial ownership of these 123,748 shares. Also includes 1,250 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(9) Includes 19,088 shares held jointly with Mr. Friesen's wife and 6,940 shares held solely by Mr. Friesen's wife.

(10) Includes 67,725 shares held by Mr. Geib under the ESOP, 1,850 shares held by Mr. Geib's children and 20,500 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(11) Includes 425 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(12) Includes 12,367 shares owned by Meschter Insurance Group of which Mr. Meschter is President, 7,640 shares held in a trust which Mr. Meschter is trustee, 1,434 shares held by Mr. Meschter's son and 2,915 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(13) Includes 52,767 shares held by Mr. Molnar under the ESOP, 52,767 held jointly with Mr. Molnar's wife and 12,833 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(14) Includes 1,262, shares held by Mr. Rittenhouse's children and 425 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(15) Includes 56,929 shares held by Mrs. Bickerstaff under the ESOP, 6,000 shares held by Mrs. Bickerstaff's husband and 18,833 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(16) Includes 1,261 shares held by Mr. McGill under the ESOP, 917 shares held by Mr. McGill's wife and 27,083 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(17) Includes 103,208 shares subject to outstanding stock options which are exercisable within 60 days of the record date and 182,849 shares held in the ESOP for the account of all executive officers and directors as a group.

                             MANAGEMENT COMPENSATION

Summary Compensation Table

         The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company and the Bank for services rendered in all capacities during the past three years to the Chief Executive Officer and the only other executive officers of the Company and its subsidiaries whose total compensation during the year ended September 30, 2006 exceeded $100,000.

                                                                           Long Term
                                               Annual Compensation        Compensation
                                             ------------------------  --------------------
           Name and                                                     Stock                    All Other
      Principal Position            Year       Salary       Bonus(1)    Grants     Options     Compensation(2)
------------------------------    --------   ----------   -----------  --------   ---------   ----------------
Edward J. Molnar(3)                 2006      $242,000      $    --        --       5,500          $31,220
  Chairman and Chief                2005       230,450       44,482        --       7,333           31,029
  Executive Officer                 2004       224,500       46,440        --       7,333           29,939

Ronald B. Geib(3)                   2006       178,581           --        --       4,000           28,185
  President and Chief               2005       167,500       32,331        --       5,333           26,975
  Operating Officer                 2004       160,395       33,179        --       5,333           24,520

Marian Bickerstaff(3)               2006       128,250           --        --       3,000           11,137
  Senior Vice President             2005       121,650       23,481        --       4,000           10,704
   and Corporate Secretary          2004       118,489       24,510        --       4,000            9,907

Brendan J. McGill                   2006       129,000           --        --       3,000           11,250
  Senior Vice President             2005       120,525       23,264        --       4,000           10,401
  and Chief Financial Officer       2004       112,852       23,344        --       4,000            9,052


---------------
(1)      Bonus is determined  pursuant to the Company's Profit Sharing Incentive
         Plan.
(2)      In  fiscal  2006,  represents  $12,600,   $10,215,  $7,380  and  $7,380
         contributed by the Company pursuant to the ESOP to the accounts of Messrs. Molnar and Geib, Mrs. Bickerstaff and Mr. McGill, respectively, $6,570, $5,320, $3,757 and $3,870 contributed by the Company under the Harleysville Savings' 401(k) Plan pursuant to the company match of contributions to the accounts of Messrs. Molnar and Geib, Mrs. Bickerstaff and Mr. McGill, respectively, and the payment of $12,600 and $12,600 in directors' fees to Messrs. Molnar and Geib, respectively.
(3) Effective January 24, 2007, Mr. Molnar will retire as Chief Executive Officer and Mr. Geib will assume the position of President and Chief Executive Officer. Effective December 31, 2006, Mrs. Bickerstaff will retire as an executive officer.

Director's Fees

         Directors of the Company received an annual fee of $4,800, plus $650 for each regular board meeting attended during fiscal 2006. Directors of the Company, with the exception of Chief Executive Officer Molnar and President Geib, received $300 and the chairman of each committee received $300 for each committee meeting attended during fiscal 2006. The chairman of the Audit Committee received $900 and each member of the Audit Committee received $600 for each meeting attended in fiscal 2006.

Stock Options

         The  following   table  sets  forth  certain   information   concerning
individual grants of stock options pursuant to the Company's stock option plans to the named executive officers during the year ended September 30, 2006.

                                                                                             Potential Realizable
                                                                                                   Value at
                                  Individual Grants                                          Assumed Annual Rates
--------------------------------------------------------------------------------------          of Stock Price
                                        % of Total                                               Appreciation
                                          Options                                             for Option Term(3)
                        Options         Granted to       Exercise        Expiration       ---------------------------
       Name             Granted        Employees(1)      Price(2)           Date              5%              10%
-------------------    -----------     --------------    ---------     ---------------    ---------------------------
Edward J. Molnar        5,500(4)            8.4%          $18.00       January 1, 2016     $62,260          $157,795
Ronald B. Geib          4,000(5)            6.0            18.00       January 1, 2016      45,280           114,760
Marian Bickerstaff      3,000(4)            4.6            18.00       January 1, 2016      33,960            86,070
Brendan J. McGill       3,000(5)            4.6            18.00       January 1, 2016      33,960            86,070


---------------------

(1) Percentage of options to purchase common stock granted to all employees during fiscal 2006
(2) The exercise price was based on the market price of the common stock on the date of grant.
(3) Assumes compounded rates of return for the remaining life of the options and future stock prices of $29.32 and $46.69 at compounded rates of return of 5% and 10%, respectively.
(4)  The options vest and become exercisable one year from the date of grant.
(5)  The options vest and become exercisable five years from the date of grant.

         The following table sets forth certain information concerning exercises of stock options by the named executive officers during the year ended September 30, 2006 and stock options held at September 30, 2006.


                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES


                                                                                                     Value of
                                                                    Number of                       Unexercised
                                                                   Unexercised                      Options at
                               Shares                          Options at Year End                  Year End(1)
                             Acquired on      Value       ------------------------------    ----------------------------
       Name                   Exercise      Realized      Exercisable      Unexercisable    Exercisable    Unexercisable
-------------------------    -----------    --------      -----------      -------------    -----------    -------------
Edward J. Molnar                 --            --             7,333           5,500         $     --            --
Ronald B. Geib                   --            --            20,500           4,000           53,754            --
Marian Bickerstaff               --            --            15,833           3,000           48,198            --
Brendan J. McGill                --            --            27,083           3,000          130,622            --


---------------------
(1) Based on an assumed market price of $16.90 per share of common stock at September 30, 2006.


Compensation Committee Interlocks and Insider Participation

         The Compensation and Human Resource Committee of the board of directors determines executive compensation. During fiscal 2006, the members of the committee were Messrs. Alderfer, Clemens and Meschter. No member of the committee is a current or former officer or employee of the Company or the Bank. The report of the committee with respect to compensation for the Chief Executive Officer and all other executive officers is set forth below.

Report of the Compensation and Human Resource Committee

         The Compensation and Human Resource Committee reviews and approves the annual compensation of the Company's executive officers and other key management personnel. In addition, the Human Resource Committee establishes policies and guidelines for other benefit plans including the award of stock options.

         The members of the Compensation and Human Resource Committee recognize that the Company must attract, retain and motivate the best people to achieve its business objectives. To do so, it must compensate its executives fairly and competitively in the market in which it competes. The competitive market for executives is primarily financial institutions of a similar asset size. The principal resource used for peer group comparisons is the 2006 Compensation Survey compiled by America's Community Bankers.

         The Compensation and Human Resource Committee has established three primary components for determining overall executive compensation: base salary compensation, annual incentive compensation, and long-term incentive compensation. Components are measured by both individual performance evaluations and group performance.

Base Salary Compensation

         The Compensation and Human Resources Committee establishes base salaries for executives of Harleysville Savings by determining that job levels are properly established for comparable job responsibilities. The principal resource used for establishing appropriate job levels within the Company's Salary Administration Program is the 2006 Compensation Survey compiled by America's Community Bankers, a national banking trade organization, which represents almost two thousand financial institutions throughout the United States. Subjective annual performance evaluations are used to determine the appropriate base salary level for each executive officer. An independent
Compensation and Human Resource Committee is responsible for the performance evaluation of the Chief Executive Officer.

         The base salary paid to the Chief Executive Officer in fiscal year 2006 was $242,000 compared to $230,450 in fiscal year 2005. Annual base salary for the other three executive officers of the Company are shown under the Summary Compensation Table. The increase in base salary is commensurate with the Company's compensation objectives and the salary structure of executive compensation is within the competitive range for the industry based upon comparison with financial institutions of similar size.

Annual Incentive Compensation

         The incentive portion of the executive compensation program is designed to align itself with the interests of the stockholders. Prior to the beginning of each fiscal year, the board of directors establishes formal objectives through a Profit Sharing Incentive Plan. The plan is designed to provide cash incentive payments to the Bank's officers and employees when the Bank exceeds certain performance criteria including return on equity goals and meeting certain risk management tests.

         There were no bonuses paid to executive officers under the Profit Sharing Incentive Plan in fiscal 2006.

Long-Term Incentives

         The Company maintains an incentive plan under which executive officers and other employees may receive grants of stock options to purchase common stock of the Company. The Compensation and Human Resources Committee believes that stock ownership is a significant incentive toward building stockholder value and aligning the interests of employees with shareholders. The exercise price of options granted is the market value of the common stock on the date of grant. The value of this component of compensation increases as the common stock of the Company appreciates in value. The specific grants for certain named executive officers are reflected in the stock options table under Management Compensation.


                                             Sanford L. Alderfer
                                             Philip A. Clemens
                                             George W. Meschter

Performance Graph

         The following graph compares the yearly cumulative total return on the Company's common stock over the past five years with (i) the yearly cumulative total return on the stocks included in the Nasdaq Stock Market Index and (ii) the yearly cumulative total return on the stocks included in the Nasdaq Banks Index (all banks listed on the Nasdaq Stock Market). The cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.

                                [GRAPH OMITTED]

Table of Cumulative Values

                        2001      2002      2003      2004      2005      2006
                      --------  --------  --------  --------  --------  --------
Harleysville Savings  $ 100.00  $ 145.28  $ 186.41  $ 205.22  $ 209.97  $ 213.83
Nasdaq Market Index     100.00    115.73    176.31    187.30    213.78    225.46
Nasdaq Banks Index      100.00    240.31    299.41    353.46    388.56    438.02

Employment Agreements

         In October, 2006, the Company and the Bank entered into an amended and restated employment agreement with Ronald B. Geib in order to update Mr. Geib's existing employment agreement to comply with Section 409A of the Internal
Revenue Code and the proposed regulations thereunder relating to deferred compensation arrangements and to reflect Mr. Geib's new position as President and Chief Executive Officer of the Company and the Bank.

         The agreement provides for Mr. Geib to serve in his current position as President and Chief Operating Officer of the Company and the Bank through January 23, 2007 and to serve as President and Chief Executive Officer effective January 24, 2007, at a minimum base salary of $167,500 per year. The initial term of the agreement is five years from May 1, 2006, which term will extend automatically on May 1st of each year to continue for a five year term unless the board of directors of the Company, the Bank or Mr. Geib gives advance notice not to extend the term.

         The agreement is terminable with or without cause by the Company and the Bank. Mr. Geib shall have no right to compensation or other benefits pursuant to the agreement for any period after voluntary termination or termination by the Company and the Bank for cause, retirement or death. If Mr. Geib's employment is terminated due to disability, he will be entitled to a declining percentage of his base salary for the remaining term of the agreement.

         If prior to a change in control of the Company or the Bank either (i) Mr. Geib terminates his employment because of failure of the Company and the Bank to comply with any material provision of the agreement or (ii) the agreement is terminated by the Company and the Bank other than for cause, disability, retirement or death, then Mr. Geib will be entitled to a lump sum cash severance amount equal to his base salary for the remaining term of the agreement or, if greater, for 2.99 years, with such base salary to be discounted to present value. If Mr. Geib's employment is terminated concurrently with or subsequent to a change in control of the Company or the Bank, as defined, by either (a) the Company or the Bank for other than cause, disability, retirement or death or (b) Mr. Geib as a result of certain adverse actions by the Company or the Bank, then Mr. Geib will be entitled to a cash severance amount equal to three times his annual compensation. Annual compensation is defined as the average aggregate annual compensation paid to Mr. Geib and includible in his gross income for federal income tax purposes during the five calendar years preceding the year in which the date of termination occurs, and such compensation includes among other things salary, bonuses and income related to the exercise of stock options. In addition, in any of the termination events set forth in this paragraph, Mr. Geib will also be entitled to the continuation of benefits similar to those he is receiving at the time of such termination for periods specified in the agreement or until he obtains full-time employment with another employer providing similar benefits, whichever occurs first.

         The agreement also provides that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Code, the Company shall reimburse Mr. Geib for the 20% excise tax owed by Mr. Geib and shall also pay Mr. Geib an additional amount such that after payment of all federal, state and local income and employment related taxes and additional excise tax on the reimbursement, Mr. Geib will be in the same after-tax position he would have been in if the excise tax had not been imposed. Parachute payments generally are payments in excess of three times the recipient's average annual compensation from the employer includible in the recipient's gross income during the most recent five taxable years ending before the year in which the change in control of the employer occurs ("base amount"). Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

         The Bank has entered into five-year  employment  agreements with Edward
J. Molnar and Marian Bickerstaff. The agreements are extended automatically each year to continue for a five-year term. The agreements with Mr. Molnar and Mrs. Bickerstaff provide for a current salary of $242,000 and $128,250, respectively.

         The agreements with Mr. Molnar and Mrs. Bickerstaff are terminable by the Bank for "just cause" as defined, at any time or in certain events specified by federal regulations. The agreements also provide for severance payments and other benefits, respectively: (i) in the event of involuntary termination of employment in connection with any "change in control" of the Bank, as defined, or (ii) in connection with a voluntary termination of employment where, subsequent to an acquisition of control, officers are assigned duties inconsistent with their positions, duties, responsibilities and status immediately prior to such change in control.

         In the event of a voluntary or involuntary termination pursuant to a change of control of the Bank, such severance payments would amount to the aggregate of the product of an employee's average base salary over the five-year taxable period preceding the taxable year in which the date of termination occurs (or such lesser amount of time if the employee has not been employed by the Bank for five years at the time of termination) multiplied by 2.99. Such severance payment would be made in a lump sum on or before the fifth day following the date of termination, provided, however, that if the lump sum severance payment either alone or together with the other payments which the employee has the right to receive would constitute an "excess parachute payment" as defined in Section 280G of the Code, such lump sum severance payment is required to be reduced to the largest amount as will result in no portion of the lump sum severance payment being an "excess parachute payment."

         The agreements with Mr. Molnar and Mrs. Bickerstaff also provide that an employee may terminate his or her employment following a change in control for good reason, as defined, which includes a failure by the Bank to comply with any material provision of the agreement or the assignment of the employee subsequent to a change in control of the Bank to duties inconsistent with his or her duties prior to the change in control. In such case, the Bank is required to pay as severance to the employee an amount equal to the product of his or her current annual base salary multiplied by the greater of the number of years remaining in the term of employment or the number 2.99. The agreements do not contain any provision restricting the right to compete against the Bank upon termination of employment.

         The agreement with Mr. Molnar will terminate upon his retirement on January 24, 2007 and the agreement with Mrs. Bickerstaff will terminate upon her retirement as an executive officer on December 31, 2006.

Profit Sharing Incentive Plan

         The Company maintains a Profit Sharing Incentive Plan ("Profit Sharing Plan") which is designed to provide cash incentive payments to the Company's officers and employees when the Company exceeds certain performance criteria. All of the Company's employees participate in the Profit Sharing Plan. The Profit Sharing Plan provides that the Company will make allocations to a bonus pool provided three performance criteria are satisfied: (1) the Company's return on total stockholders' equity shall exceed an annualized rate of 10.25 percent (the "Target Return"), (2) the Company's one year gap position under the asset liability management policy may not exceed the guidelines established by the board of directors, and (3) the percentage of the Company's loans which are 60 days or more overdue may not exceed 1.5 percent of its total assets. If these criteria are satisfied, a percentage of the Company's profit in excess of the Target Return is allocated to a bonus pool. The percentage of the Company's profit in excess of the Target Return which is allocated to the bonus pool ranges from 90 percent of the first fifteen basis points by which the Company's profit exceeds the Target Return to five percent of any profit greater than 1.35 percent in excess of the Target Return. Awards from the bonus pool are based on each participant's base earnings as a percentage of the total base earnings of all participants, and a weighing factor which recognizes that the Company's senior management, middle management and other employees have varying levels of responsibility for the Company's overall performance. There is a minimum bonus of 1.92 percent of compensation for non-executive officers. There were no bonuses paid to executive officers under the Profit Sharing Plan in the year ended September 30, 2006. The total amount of incentive payments made to all employees of the Bank employees (96 people) who received payments pursuant to the Profit Sharing Plan for the year ended September 30, 2006, was $47,158.

Employee Stock Ownership Pension Plan

         The board of directors of the Company and its stockholders have adopted an Employee Stock Ownership Pension Plan ("ESOP"). The trustees of the ESOP are Messrs. Alderfer, Clemens and Meschter. The trustees also serve as the administrators of the ESOP. The trustees hold, invest, reinvest, manage, administer and distribute the assets of the ESOP for the exclusive benefit of participants, retired participants and their beneficiaries in accordance with the terms of the ESOP and the Employee Stock Ownership Trust ("Trust") established pursuant to the ESOP. All of the assets of the ESOP are held in the Trust, which is managed by the trustees. The ESOP is subject to the participation, vesting, fiduciary responsibility, reporting, and disclosure and claims procedure requirements of ERISA. All officers and employees of the

Company who work 1,000 hours or more in a plan year, who have attained the age of 21 and have completed 12 months of service may participate in the ESOP.

         In general, the ESOP requires the Company to contribute to the Trust in cash each year an amount which is not less than the amount required to enable the Trust to discharge its current obligations. The Company may make additional contributions in cash, shares of the common stock or other property, which shall be valued at its fair market value, as the Company's board of directors may determine.

         Contributions of the Company in cash and other cash received by the Trust will be applied to pay any current obligations of the Trust incurred for the purchase of common stock, or may be applied to purchase additional shares of common stock from current stockholders or from the Company. The investment policy of the ESOP is to invest primarily in common stock of the Company; however, the ESOP permits the investment of contributions to the ESOP into other assets, including certificates of deposit and securities issued by the U.S. government or its agencies.

         The ESOP requires the Company to pay all costs of administering the ESOP and any similar expenses of the trustees, excluding normal brokerage charges which are included in the costs of stock purchased. All shares of common stock which are allocated to participants' stock accounts shall be voted by the trustees in accordance with instructions from the participants. All unallocated shares of common stock held by the Trust or in a suspense account shall be voted by the trustees.

         Participation  in  the  ESOP  terminates  as of  the  anniversary  date coinciding with or next following a participant's death, disability or retirement. Upon termination of a participant's employment for any reason other than death, disability or retirement, or upon a break in service, the participant shall have vested rights in a portion of his or her stock and investment accounts based upon the participant's years of credited service at his or her date of termination. A participant is fully vested in his stock and investment accounts after three years of plan participation.

         Vested benefits under the ESOP will normally be distributed in a single distribution as soon as possible following a participant's separation from service. Distribution of benefits under the ESOP may be made in cash or in a combination of shares of common stock and cash.

         The Company's contributions to the ESOP are deductible by the Company to the extent provided by the Code and the ESOP will not be subject to federal income tax on its income and gain. A participant will not be taxed on contributions made by the Company or earnings on such contributions until he receives a distribution under the ESOP.

         During fiscal 2006, the Company contributed $172,156 to the Trust which was allocated to participants' accounts according to the terms of the plan. The amounts allocated to executive officers under the ESOP in fiscal 2006 are included in the Summary Compensation Table above.

401(k) Plan

         The Company maintains the Harleysville Savings 401(k) Plan, a deferred salary savings plan. All officers and employees working 1,000 hours or more in a plan year, who have attained the age of 21 and have completed 12 months of service, may participate in the 401(k) Plan on an optional basis. Under the plan, participants may defer a portion of their salary by payroll deduction. The Company or its subsidiaries make a matching contribution of 50% of the first 6% of the participant's contribution. All contributions are invested via a plan trust. The Company's matching contributions are vested at 100% after three years of service. All contributions are invested via a plan trust at the direction of the participant among several options, including several different mutual funds. Benefit payments normally are made in connection with a participant's retirement. Under current Internal Revenue Service regulations, the amount contributed to the plan and the earnings on those contributions are not subject to Federal income tax until they are withdrawn from the plan. The amount of the matching contributions by the Company under the 401(k) Plan to the executive officers in fiscal 2006 are included in the Summary Compensation Table above.

Indebtedness of Management

         The Bank offers certain loans to its directors, executive officers and employees. It is the belief of management that these loans do not involve more than the normal risk of collectibility. These loans are made on substantially the same terms as those prevailing at the time for comparable transactions with nonaffiliated persons. Directors, executive officers and employees of the Bank receive no discount from the market interest rate for loans made by the Bank. As of September 30, 2006, three of the Company's directors and executive officers had loans outstanding with a balance in excess of $60,000.


                      STOCKHOLDER PROPOSALS AND STOCKHOLDER
                   COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in January 2008, must be received at the principal executive offices of the Company, 271 Main Street, Harleysville, Pennsylvania 19438, Attention: Corporate Secretary, no later than August 21, 2007. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 of the Exchange Act may be brought before an annual meeting pursuant to the Company's Bylaws, which provides that business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, or
(b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not later than ninety days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. To be timely with respect to the next annual meeting of stockholders of the Company, a stockholders notice must be received by the Company no later than September 20, 2007.

         The board of directors of the Company has adopted a process by which stockholders may communicate directly with members of the board. Stockholders who wish to communicate with the board may do so by sending written communications addressed to the Board of Directors, c/o Corporate Secretary, Harleysville Savings Financial Corporation, 271 Main Street, Harleysville, Pennsylvania 19438.


                                 ANNUAL REPORTS

         A copy of the Company's annual report to stockholders for the year ended September 30, 2006 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

         Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K for the year ended September 30, 2006 required to be filed with the Securities and Exchange Commission under the Exchange Act. Such written requests should be directed to the Corporate Secretary, Harleysville Savings Financial Corporation, 271 Main Street, Harleysville, Pennsylvania 19438. The Form 10-K is not part of the proxy solicitation materials.

                                  OTHER MATTERS

         Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the common stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

HARLEYSVILLE SAVINGS FINANCIAL CORPORATION                       REVOCABLE PROXY
HARLEYSVILLE, PENNSYLVANIA

         THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HARLEYSVILLE SAVINGS FINANCIAL CORPORATION FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 24, 2007 AND AT ANY ADJOURNMENT THEREOF.

         The undersigned, being a stockholder of Harleysville Savings Financial Corporation (the "Company"), hereby appoints the Board of Directors, or any successors in their respective positions, as proxy, with full powers of substitution, and hereby authorizes the Board to represent and vote, as designated below, all the shares of common stock of the Company held of record by the undersigned on December 8, 2006 at the Annual Meeting of Stockholders to be held at the Indian Valley Country Club, located at 650 Bergey Road, Telford, Pennsylvania 18969, on January 24, 2007 at 9:30 a.m., local time, or any adjournment thereof.

1. ELECTION OF DIRECTORS:

        Nominees for a three year term:
        Sanford L. Alderfer, Mark R. Cummins and Ronald B. Geib

        FOR all nominees listed above            WITHHOLD AUTHORITY (to
        (except as marked to the                  vote for all nominees
        contrary below)      [_]                  listed above )   [_]

INSTRUCTIONS: To withhold authority to vote for any one or more individual nominee, write the name of such nominee(s) in the space provided below:

-------------------------------------------------------------------------------



2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting as described in the accompanying Proxy Statement.

         If not otherwise specified, this proxy will be voted FOR the election of the Board of Directors' nominees to the Board of Directors named in proposal 1 and otherwise at the discretion of the proxies. In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as director if a nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting and upon such other business as may properly come before the meeting. This proxy may be revoked at any time prior to the time it is voted at the Annual Meeting.


                                    The undersigned hereby acknowledges  receipt
                                    of   a   Notice   of   Annual   Meeting   of
                                    Stockholders   of    Harleysville    Savings
                                    Financial Corporation, to be held on January
                                    24, 2007, or any adjournment thereof, and a Proxy Statement for the Annual Meeting, prior to the signing of this proxy.

                                    Date:______________________

                                    Signature:_________________

                                    Signature:_________________


                                    Please   sign   exactly   as  your   name(s)
                                    appear(s) on this Proxy. When signing in a representative capacity, please give title. When shares are held jointly, both should sign.

                                    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                    CARD PROMPTLY USING THE ENCLOSED ENVELOPE.